UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): September 4, 2008
The Spectranetics Corporation
(Exact Name of Registrant as Specified in Charter)

Delaware	000-19711	84-0997049

(State or Other Jurisdiction of	(Commission	(I.R.S. Employer
Incorporation)	File Number)	Identification No.)
96 Talamine Court
Colorado Springs, CO 80907-5186
(Address of Principal Executive Offices) (Zip Code)

(719) 633-8333
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.	Regulation FD Disclosure.
On September 4, 2008, we issued a press release, which is attached hereto as Exhibit 99.1 and is incorporated herein by reference. Such information shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, and is not incorporated by reference into any filing of the company, whether made before or after the date hereof, regardless of any general incorporation language in such filing.

Item 9.01.	Financial Statements and Exhibits.
(d) Exhibits.

99.1	Press release issued by The Spectranetics Corporation on September 4, 2008.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 5, 2008	The Spectranetics Corporation (registrant)
	By:	/s/ Guy A. Childs
	Name:	Guy A. Childs
Its: Chief Financial Officer

EXHIBIT INDEX

Exhibit No.

99.1	Press release issued by The Spectranetics Corporation on September 4, 2008.